UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2019 (April 21, 2019)

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2019, the Board of Directors (the “Board”) of Bed Bath & Beyond Inc. (the “Company”) appointed each of Harriet Edelman, Harsha Ramalingam, Andrea M. Weiss, Mary A. Winston and Ann Yerger as an independent director of the Company, effective as of May 1, 2019, as previously reported in the Form 8-K filed by the Company with the Securities and Exchange Commission on April 22, 2019 (the “Original Form 8-K”). This amendment to the Original Form 8-K is being filed to report that the Board has appointed Ms. Edelman to the Board’s Audit Committee (the “Audit Committee”) and the Board’s Compensation Committee (the “Compensation Committee”), Ms. Weiss to the Board’s Business Transformation and Strategy Review Committee (the “Strategy Committee”), Ms. Winston as the Chair of the Audit Committee, Ms. Yerger to the Board’s Nominating & Corporate Governance Committee (the “Nominating Committee”) and the Compensation Committee, and Mr. Ramalingam to the Strategy Committee, each effective May 1, 2019. Also effective May 1, 2019, the Board appointed Patrick R. Gaston as the Chair of the Strategy Committee and Johnathan B. Osborne to the Strategy Committee, and reconstituted the membership of the Nominating Committee, the Audit Committee, and the Compensation Committee.

Following the appointment of these directors to such Board committees and the reconstitution of the Board’s committees, the membership of the Company’s Board committees is as follows:

Nominating Committee	Audit Committee	Compensation Committee	Strategy Committee

Virginia P. Ruesterholz, Chair	Mary A. Winston, Chair	Patrick R. Gaston, Chair	Patrick R. Gaston, Chair

Stephanie Bell-Rose	Harriet Edelman	Harriet Edelman	Johnathan B. Osborne

Patrick R. Gaston	Johnathan B. Osborne	Ann Yerger	Harsha Ramalingam

Ann Yerger	Virginia P. Ruesterholz		Andrea M. Weiss

Important Information

Bed Bath & Beyond Inc. (the “Company”) intends to file a definitive proxy statement and associated proxy card in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting with the Securities and Exchange Commission (the “SEC”).

Details concerning the nominees of the Company’s Board of Directors for election at the 2019 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Bed Bath & Beyond Inc. at 650 Liberty Avenue Union, New Jersey 07083, by contacting the Company’s proxy solicitor, D.F. King & Co., toll-free at 1 (888) 777-0320 or at bbby@dfking.com, or from the investor relations section of the Company’s website at www.bedbathandbeyond.com.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2019 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended March 3, 2018, filed with the SEC on May 2, 2018, the Company’s quarterly reports on Form 10-Q filed with the SEC on July 6, 2018, October 10, 2018 and January 9, 2019, the Company’s Current Reports on Form 8-K filed with the SEC on June 5, 2018 and April 22, 2019, and the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders, filed with the SEC on May 31, 2018. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2018 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: May 3, 2019	By:	/s/ Allan N. Rauch
Allan N. Rauch
Chief Legal Officer and General Counsel